28969 Information Lane

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports First Quarter 2014 Financial Results

Easton, Maryland (04/24/2014) - Shore Bancshares, Inc. (NASDAQ - SHBI) today reported net income of $1.3 million or $0.15 per diluted common share for the first quarter of 2014, compared to net income of $1.2 million or $0.14 per diluted common share for the fourth quarter of 2013, and net income of $222 thousand or $0.03 per diluted common share for the first quarter of 2013.

When comparing the first quarter of 2014 to the fourth quarter of 2013, the primary reasons for the improved results were a $573 thousand increase in noninterest income and a $353 thousand decline in noninterest expense, which were partially offset by a $501 thousand increase in the provision for credit losses and a $247 thousand decline in net interest income. When comparing the first quarter of 2014 to the first quarter of 2013, the primary reasons for the improved results were a $1.2 million decline in the provision for credit losses which was impacted by the sale of loans and other real estate owned (the “Asset Sale”) by the Company’s wholly-owned subsidiary, The Talbot Bank of Easton, Maryland (“Talbot Bank”), during the fourth quarter of 2013, a $376 thousand decline in noninterest expense and a $298 thousand increase in noninterest income, which were partially offset by a $154 thousand decline in net interest income.

“We are pleased to report improved earnings over the linked quarter and the first quarter of 2013,” said Lloyd L. “Scott” Beatty, Jr., president and chief executive officer. “Much of this improvement is due to lower credit-related expenses as a result of the Asset Sale, which was recorded in the third quarter and completed during the fourth quarter of 2013. With the Asset Sale, we are able to re-emphasize our focus on healthy loan originations and overall business development; however, we still see that the slowly improving local economy is delaying our progress. Our total stockholders’ equity to total assets was 9.97% at March 31, 2014, improving from the 9.80% at the end of 2013.”

Balance Sheet Review

Total assets were $1.050 billion at March 31, 2014, a $4.6 million, or less than 1%, decrease when compared to the $1.054 billion at the end of 2013. The decrease in total assets included a decline in total loans of $8.3 million, or 1.2%, partially offset by an increase in investment securities of $5.0 million, or 3.3%. Loans held for sale at December 31, 2013 were reclassified to loans during the first quarter of 2014. Total deposits decreased $4.0 million, or less than 1%, when compared to December 31, 2013. The decrease in total deposits was mainly due to a decline in noninterest-bearing deposits ($7.3 million) and time deposits ($11.3 million), which was partially offset by a shift to money market and savings deposits ($11.5 million) and interest-bearing demand deposits ($3.1 million). Total stockholders’ equity increased $1.3 million, or 1.3%, when compared to the end of 2013. At March 31, 2014, the ratio of total equity to total assets was 9.97% and the ratio of total tangible equity to total tangible assets was 8.58%.

Total assets at March 31, 2014, decreased $55.1 million, or 5%, when compared to total assets at March 31, 2013. The decrease in assets was primarily due to a decline in loans as a result of the Asset Sale during the fourth quarter of 2013. Total deposits decreased $40.7 million, or 4.2%, when compared to March 31, 2013. The decrease in total deposits was mainly due to a decline in time deposits ($44.4 million) and money market and savings deposits ($12.2 million). The decrease in money market deposit accounts was associated with the Company’s participation in the Promontory Insured Network Deposits Program (“IND Program”). In December 2012, the Company decided to partially exit the IND Program to decrease its excess liquidity and, in June 2013, the Company fully exited the IND Program in which $20 million in money market deposits remained. The decrease in time deposits also reduced the Company’s excess liquidity.

Review of Quarterly Financial Results

Net interest income was $8.3 million for the first quarter of 2014, compared to $8.6 million for the fourth quarter of 2013 and $8.5 million for the first quarter of 2013. The decrease in net interest income when compared to the fourth quarter of 2013 was primarily due to lower volumes of average loan balances, partially offset by lower volumes of and rates paid on time deposits. The decrease in net interest income when compared to the first quarter of 2013 was primarily due to lower volumes of average loan balances, partially offset by lower volumes of and rates paid on money market and savings deposits, and time deposits. However, the Company’s net interest margin improved to 3.50% for the first quarter of 2014 when compared to the 3.47% for the fourth quarter of 2013 and 3.30% for the first quarter of 2013. The higher net interest margin when compared to the fourth quarter of 2013 was mainly due to a decline of $211 thousand in reversals of nonaccrual income. The higher net interest margin for the first quarter of 2014 when compared to the first quarter of 2013 was mainly due to the impact of exiting the IND Program, which resulted in a reduction in both the money market account balances as well as the associated higher rate related to this program.

The provision for credit losses was $975 thousand for the three months ended March 31, 2014. The comparable amounts were $474 thousand and $2.2 million for the three months ended December 31, 2013 and March 31, 2013, respectively. The higher level of provision for credit losses when comparing the first quarter of 2014 to the fourth quarter of 2013 was primarily due to increases in loan charge-offs and nonaccrual loans. The lower level of provision for credit losses when comparing the first quarter of 2014 to the first quarter of 2013 was primarily due to decreases in loan charge-offs and nonaccrual loans. Net charge-offs were $1.6 million for the first quarter of 2014, $1.1 million for the fourth quarter of 2013 and $2.4 million for the first quarter of 2013. The ratio of annualized net charge-offs to average loans was 0.93% for the first quarter of 2014, 0.58% for the fourth quarter of 2013 and 1.25% for the first quarter of 2013. The ratio of the allowance for credit losses to period-end loans was 1.43% at March 31, 2014, compared to 1.51% at December 31, 2013 and 2.00% at March 31, 2013.

At March 31, 2014, nonperforming assets were $23.9 million, an increase of $1.8 million, or 7.9%, when compared to December 31, 2013. This increase was primarily due to the addition of one nonaccrual commercial real estate loan, net of the transfer of one nonaccrual residential real estate loan to other real estate owned. Additionally, accruing troubled debt restructurings (“TDRs”) were $25.3 million at March 31, 2014, a decrease of $755 thousand, or 2.9%, when compared to December 31, 2013. When comparing March 31, 2014 to March 31, 2013, nonperforming assets decreased $16.3 million, or 40.4%, and accruing TDRs decreased $27.2 million, or 51.8%. The positive trend in nonperforming assets and TDRs when comparing March 31, 2014 to March 31, 2013, was mainly accomplished with the previously-mentioned Asset Sale. At March 31, 2014, the ratio of nonaccrual loans to total assets was 1.83%, compared to 1.72% and 2.88% at December 31, 2013 and March 31, 2013, respectively. In addition, the ratio of accruing TDRs to total assets at March 31, 2014 was 2.41%, improving from 2.47% at December 31, 2013 and 4.76% at March 31, 2013.

Total noninterest income for the first quarter of 2014 increased $573 thousand when compared to the fourth quarter of 2013 and $298 thousand when compared to the first quarter of 2013. The increase for both periods was primarily due to higher insurance agency commissions, mainly from contingency payments which are typically received in the first quarter of each year and are based on the prior year’s performance.

Total noninterest expense for the first quarter of 2014 declined $353 thousand when compared to the fourth quarter of 2013 and $376 thousand when compared to the first quarter of 2013. The decrease in noninterest expense was primarily due to lower costs associated with problem assets, which was a positive result of the Asset Sale. The decrease from the fourth quarter of 2013 was mainly due to lower write-downs of other real estate owned ($296 thousand), loan collection ($137 thousand) and marketing ($125 thousand) included in other noninterest expense, and FDIC insurance premiums ($155 thousand) due to improved capital ratios at Talbot Bank. These decreases in noninterest expense were partially offset by an increase in employee benefits of $199 thousand, which included higher payroll taxes ($116 thousand) and group insurance ($73 thousand). When compared to the first quarter of 2013, the decrease in noninterest expense for the first quarter of 2014 was primarily due to lower write-downs of other real estate owned.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; and an insurance premium finance company, Mubell Finance, LLC; and a registered investment adviser firm, Wye Financial Services, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name “Wye Financial & Trust”. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: George Rapp, Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.

Financial Highlights

(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2014	2013	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$8,323	$8,477	(1.8)%
Provision for credit losses	975	2,150	(54.7)
Noninterest income	4,788	4,490	6.6
Noninterest expense	10,115	10,491	(3.6)
Income before income taxes	2,021	326	519.9
Income tax expense	763	104	633.7
Net income	$1,258	$222	466.7

Return on average assets	0.49%	0.08%	41	bp
Return on average equity	4.88	0.79	409
Return on average tangible equity (1)	5.97	1.11	486
Net interest margin	3.50	3.30	20
Efficiency ratio - GAAP	77.01	80.74	(373)
Efficiency ratio - Non-GAAP (1)	76.44	80.17	(373)

PER SHARE DATA
Basic net income per common share	$0.15	$0.03	400.0%
Diluted net income per common share	0.15	0.03	400.0
Dividends paid per common share	-	-	-
Book value per common share at period end	12.35	13.51	(8.6)
Tangible book value per common share at period end (1)	10.47	11.60	(9.7)
Market value at period end	9.51	6.79	40.1
Market range:
High	9.99	6.91	44.6
Low	9.00	5.20	73.1

AVERAGE BALANCE SHEET DATA
Loans	$707,708	$783,757	(9.7)%
Investment securities	155,556	146,756	6.0
Earning assets	966,304	1,044,755	(7.5)
Assets	1,044,568	1,122,310	(6.9)
Deposits	923,524	987,325	(6.5)
Stockholders' equity	104,462	114,250	(8.6)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$1,631	$2,406	(32.2)%

Nonaccrual loans	$19,156	$31,813	(39.8)
Loans 90 days past due and still accruing	121	22	450.0
Other real estate owned	4,672	8,366	(44.2)
Total nonperforming assets	23,949	40,201	(40.4)
Accruing troubled debt restructurings (TDRs)	25,333	52,545	(51.8)
Total nonperforming assets and accruing TDRs	$49,282	$92,746	(46.9)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	9.97%	10.35%	(38	)bp
Period-end tangible equity to tangible assets (1)	8.58	9.02	(44)

Annualized net charge-offs to average loans	0.93	1.25	(32)

Allowance for credit losses as a percent of:
Period-end loans	1.43	2.00	(57)
Nonaccrual loans	52.56	49.46	310
Nonperforming assets	42.04	39.14	290
Accruing TDRs	39.75	29.95	980
Nonperforming assets and accruing TDRs	20.43	16.97	346

As a percent of total loans:
Nonaccrual loans	2.72	4.05	(133)
Accruing TDRs	3.60	6.69	(309)
Nonaccrual loans and accruing TDRs	6.32	10.74	(442)

As a percent of total loans+other real estate owned:
Nonperforming assets	3.38	5.06	(168)
Nonperforming assets and accruing TDRs	6.96	11.68	(472)

As a percent of total assets:
Nonaccrual loans	1.83	2.88	(105)
Nonperforming assets	2.28	3.64	(136)
Accruing TDRs	2.41	4.76	(235)
Nonperforming assets and accruing TDRs	4.70	8.40	(370)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.

Consolidated Balance Sheets

(In thousands, except per share data)

				March 31, 2014	March 31, 2014
	March 31,	December 31,	March 31,	compared to	compared to
	2014	2013	2013	December 31, 2013	March 31, 2013
ASSETS
Cash and due from banks	$22,668	$21,238	$24,808	6.7%	(8.6)%
Interest-bearing deposits with other banks	109,831	109,384	94,090	0.4	16.7
Federal funds sold	399	468	2,789	(14.7)	(85.7)
Investment securities available for sale (at fair value)	152,247	147,101	142,238	3.5	7.0
Investment securities held to maturity	5,074	5,185	2,594	(2.1)	95.6

Loans held for sale	-	3,521	-	(100.0)	-

Loans	703,637	711,919	785,753	(1.2)	(10.5)
Less: allowance for credit losses	(10,069)	(10,725)	(15,735)	(6.1)	(36.0)
Loans, net	693,568	701,194	770,018	(1.1)	(9.9)

Premises and equipment, net	15,108	15,198	15,502	(0.6)	(2.5)
Goodwill	12,454	12,454	12,454	-	-
Other intangible assets, net	3,446	3,520	3,742	(2.1)	(7.9)
Other real estate owned, net	4,672	3,779	8,366	23.6	(44.2)
Other assets	30,047	31,082	28,010	(3.3)	7.3

Total assets	$1,049,514	$1,054,124	$1,104,611	(0.4)	(5.0)

LIABILITIES
Noninterest-bearing deposits	$165,459	$172,797	$155,412	(4.2)	6.5
Interest-bearing deposits	763,985	760,671	814,747	0.4	(6.2)
Total deposits	929,444	933,468	970,159	(0.4)	(4.2)

Short-term borrowings	8,070	10,140	11,088	(20.4)	(27.2)
Accrued expenses and other liabilities	7,368	7,217	9,016	2.1	(18.3)
Total liabilities	944,882	950,825	990,263	(0.6)	(4.6)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	85	85	85	-	-
Additional paid in capital	32,229	32,207	32,151	0.1	0.2
Retained earnings	72,702	71,444	81,300	1.8	(10.6)
Accumulated other comprehensive (loss) income	(384)	(437)	812	12.1	(147.3)
Total stockholders' equity	104,632	103,299	114,348	1.3	(8.5)

Total liabilities and stockholders' equity	$1,049,514	$1,054,124	$1,104,611	(0.4)	(5.0)

Period-end common shares outstanding	8,471	8,471	8,461	-	0.1
Book value per common share	$12.35	$12.19	$13.51	1.3	(8.6)

Shore Bancshares, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2014	2013	% Change
INTEREST INCOME
Interest and fees on loans	$8,875	$9,907	(10.4)%
Interest and dividends on investment securities:
Taxable	521	643	(19.0)
Tax-exempt	3	5	(40.0)
Interest on federal funds sold	-	2	(100.0)
Interest on deposits with other banks	56	50	12.0
Total interest income	9,455	10,607	(10.9)

INTEREST EXPENSE
Interest on deposits	1,127	2,122	(46.9)
Interest on short-term borrowings	5	8	(37.5)
Total interest expense	1,132	2,130	(46.9)

NET INTEREST INCOME	8,323	8,477	(1.8)
Provision for credit losses	975	2,150	(54.7)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	7,348	6,327	16.1

NONINTEREST INCOME
Service charges on deposit accounts	558	572	(2.4)
Trust and investment fee income	431	390	10.5
Investment securities gains	-	-	-
Insurance agency commissions	3,077	2,813	9.4
Other noninterest income	722	715	1.0
Total noninterest income	4,788	4,490	6.6

NONINTEREST EXPENSE
Salaries and wages	4,314	4,283	0.7
Employee benefits	1,182	1,134	4.2
Occupancy expense	627	597	5.0
Furniture and equipment expense	273	250	9.2
Data processing	760	703	8.1
Directors' fees	112	121	(7.4)
Amortization of intangible assets	74	74	-
Insurance agency commissions expense	512	461	11.1
FDIC insurance premium expense	458	366	25.1
Write-downs of other real estate owned	75	672	(88.8)
Other noninterest expenses	1,728	1,830	(5.6)
Total noninterest expense	10,115	10,491	(3.6)

Income before income taxes	2,021	326	519.9
Income tax expense	763	104	633.7

NET INCOME	$1,258	$222	466.7

Weighted average shares outstanding - basic	8,471	8,458	0.2
Weighted average shares outstanding - diluted	8,484	8,458	0.3

Basic net income per common share	$0.15	$0.03	400.0
Diluted net income per common share	0.15	0.03	400.0
Dividends paid per common share	-	-	-

Shore Bancshares, Inc.

Consolidated Average Balance Sheets

(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2014		2013
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$707,708	5.10%	$783,757	5.14%
Loans held for sale	2,425	-	-	-
Investment securities
Taxable	155,123	1.36	146,176	1.78
Tax-exempt	433	4.25	580	4.85
Federal funds sold	1,708	0.05	8,184	0.11
Interest-bearing deposits	98,907	0.23	106,058	0.19
Total earning assets	966,304	3.98%	1,044,755	4.13%
Cash and due from banks	22,708		24,966
Other assets	66,203		69,185
Allowance for credit losses	(10,647)		(16,596)
Total assets	$1,044,568		$1,122,310

Interest-bearing liabilities
Demand deposits	$173,801	0.14%	$173,714	0.17%
Money market and savings deposits (1)	222,378	0.12	244,182	0.97
Certificates of deposit $100,000 or more	178,792	1.13	216,288	1.39
Other time deposits	186,960	1.08	201,171	1.47
Interest-bearing deposits	761,931	0.60	835,355	1.03
Short-term borrowings	9,345	0.22	11,987	0.27
Total interest-bearing liabilities	771,276	0.60%	847,342	1.02%
Noninterest-bearing deposits	161,593		151,970
Accrued expenses and other liabilities	7,237		8,748
Stockholders' equity	104,462		114,250
Total liabilities and stockholders' equity	$1,044,568		$1,122,310

Net interest spread		3.38%		3.11%
Net interest margin		3.50%		3.30%

(1)	Interest on money market and savings deposits for the three months ended March 31, 2013 included an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $416 thousand for the three months ended March 31, 2013. Interest expense for the three months ended March 31, 2014 did not reflect this adjustment because the interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.

Financial Highlights By Quarter

(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 14		1Q 14
	2014	2013	2013	2013	2013	compared to		compared to
	(1Q 14)	(4Q 13)	(3Q 13)	(2Q 13)	(1Q 13)	4Q 13		1Q 13
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$8,347	$8,595	$8,852	$9,028	$8,504	(2.9)%		(1.8)%
Less: Taxable-equivalent adjustment	24	25	24	27	27	(4.0)		(11.1)
Net interest income	8,323	8,570	8,828	9,001	8,477	(2.9)		(1.8)
Provision for credit losses	975	474	22,460	2,700	2,150	105.7		(54.7)
Noninterest income	4,788	4,215	4,792	3,962	4,490	13.6		6.6
Noninterest expense	10,115	10,468	9,968	9,759	10,491	(3.4)		(3.6)
Income (loss) before income taxes	2,021	1,843	(18,808)	504	326	9.7		519.9
Income tax expense (benefit)	763	668	(7,416)	143	104	14.2		633.7
Net income (loss)	$1,258	$1,175	$(11,392)	$361	$222	7.1		466.7

Return on average assets	0.49%	0.44%	(4.24)%	0.13%	0.08%	5	bp	41	bp
Return on average equity	4.88	4.50	(39.68)	1.27	0.79	38		409
Return on average tangible equity (1)	5.97	5.53	(46.03)	1.66	1.11	44		486
Net interest margin	3.50	3.47	3.54	3.60	3.30	3		20
Efficiency ratio - GAAP	77.01	81.72	73.06	75.13	80.74	(471)		(373)
Efficiency ratio - Non-GAAP (1)	76.44	81.14	74.13	74.45	80.17	(470)		(373)

PER SHARE DATA
Basic net income (loss) per common share	$0.15	$0.14	$(1.35)	$0.04	$0.03	7.1%		400.0%
Diluted net income (loss) per common share	0.15	0.14	(1.35)	0.04	0.03	7.1		400.0
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	12.35	12.19	12.06	13.43	13.51	1.3		(8.6)
Tangible book value per common share at period end (1)	10.47	10.31	10.16	11.52	11.60	1.6		(9.7)
Market value at period end	9.51	9.22	8.80	7.36	6.79	3.1		40.1
Market range:
High	9.99	9.45	9.06	7.75	6.91	5.7		44.6
Low	9.00	8.50	7.06	5.97	5.20	5.9		73.1

AVERAGE BALANCE SHEET DATA
Loans	$707,708	$718,070	$772,008	$785,442	$783,757	(1.4)%		(9.7)%
Investment securities	155,556	145,181	124,020	141,193	146,756	7.1		6.0
Earning assets	966,304	982,519	993,068	1,005,474	1,044,755	(1.7)		(7.5)
Assets	1,044,568	1,060,315	1,064,919	1,077,852	1,122,310	(1.5)		(6.9)
Deposits	923,524	938,293	932,867	943,577	987,325	(1.6)		(6.5)
Stockholders' equity	104,462	103,507	113,904	114,208	114,250	0.9		(8.6)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$1,631	$1,050	$26,882	$2,712	$2,406	55.3%		(32.2)%

Nonaccrual loans excluding nonaccrual loans held for sale (hfs)	$19,156	$14,626	$17,501	$34,818	$31,813	31.0		(39.8)
Loans 90 days past due and still accruing	121	270	9	3	22	(55.2)		450.0
Other real estate owned	4,672	3,779	5,776	6,408	8,366	23.6		(44.2)
Total nonperforming assets excluding nonaccrual loans hfs	23,949	18,675	23,286	41,229	40,201	28.2		(40.4)
Nonaccrual loans hfs	-	3,521	7,265	-	-	(100.0)		-
Total nonperforming assets including nonaccrual loans hfs	$23,949	$22,196	$30,551	$41,229	$40,201	7.9		(40.4)

Accruing troubled debt restructurings (TDRs) excluding TDRs hfs	$25,333	$26,088	$29,439	$50,278	$52,545	(2.9)		(51.8)
Accruing TDRs hfs	-	-	14,842	-	-	-		-
Total accruing TDRs including TDRs hfs	$25,333	$26,088	$44,281	$50,278	$52,545	(2.9)		(51.8)

Total nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	$49,282	$44,763	$52,725	$91,507	$92,746	10.1		(46.9)
Nonaccrual loans and TDRs hfs	-	3,521	22,107	-	-	(100.0)		-
Total nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	$49,282	$48,284	$74,832	$91,507	$92,746	2.1		(46.9)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.

Financial Highlights By Quarter

(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 14		1Q 14
	2014	2013	2013	2013	2013	compared to		compared to
	(1Q 14)	(4Q 13)	(3Q 13)	(2Q 13)	(1Q 13)	4Q 13		1Q 13
CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	9.97%	9.80%	9.70%	10.77%	10.35%	17	bp	(38	)bp
Period-end tangible equity to tangible assets (1)	8.58	8.41	8.30	9.39	9.02	17		(44)

Annualized net charge-offs to average loans	0.93	0.58	13.81	1.38	1.25	35		(32)

Allowance for credit losses as a percent of (excluding loans hfs):
Period-end loans	1.43	1.51	1.57	2.01	2.00	(8)		(57)
Nonaccrual loans	52.56	73.33	64.57	45.16	49.46	(2,077)		310
Nonperforming assets	42.04	57.43	48.53	38.14	39.14	(1,539)		290
Accruing TDRs	39.75	41.11	38.39	31.27	29.95	(136)		980
Nonperforming assets and accruing TDRs	20.43	23.96	21.43	17.18	16.97	(353)		346

Allowance for credit losses as a percent of (including loans hfs):
Nonaccrual loans	52.56	59.10	45.63	45.16	49.46	(654)		310
Nonperforming assets	42.04	48.32	36.99	38.14	39.14	(628)		290
Accruing TDRs	39.75	41.11	25.52	31.27	29.95	(136)		980
Nonperforming assets and accruing TDRs	20.43	22.21	15.10	17.18	16.97	(178)		346

As a percent of total loans (excluding loans hfs):
Nonaccrual loans	2.72	2.05	2.44	4.45	4.05	67		(133)
Accruing TDRs	3.60	3.66	4.10	6.43	6.69	(6)		(309)
Nonaccrual loans and accruing TDRs	6.32	5.71	6.54	10.88	10.74	61		(442)

As a percent of total loans+other real estate owned (excluding loans hfs):
Nonperforming assets	3.38	2.61	3.21	5.23	5.06	77		(168)
Nonperforming assets and accruing TDRs	6.96	6.25	7.28	11.60	11.68	71		(472)

As a percent of total assets (excluding loans hfs):
Nonaccrual loans	1.83	1.39	1.66	3.30	2.88	44		(105)
Nonperforming assets	2.28	1.77	2.21	3.91	3.64	51		(136)
Accruing TDRs	2.41	2.47	2.80	4.77	4.76	(6)		(235)
Nonperforming assets and accruing TDRs	4.70	4.25	5.01	8.68	8.40	45		(370)

As a percent of total assets (including loans hfs):
Nonaccrual loans	1.83	1.72	2.36	3.30	2.88	11		(105)
Nonperforming assets	2.28	2.11	2.91	3.91	3.64	17		(136)
Accruing TDRs	2.41	2.47	4.21	4.77	4.76	(6)		(235)
Nonperforming assets and accruing TDRs	4.70	4.58	7.12	8.68	8.40	12		(370)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.

Consolidated Statements of Operations By Quarter

(In thousands, except per share data)

						1Q 14	1Q 14
						compared to	compared to
	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
INTEREST INCOME
Interest and fees on loans	$8,875	$9,242	$9,767	$10,142	$9,907	(4.0)%	(10.4)%
Interest and dividends on investment securities:
Taxable	521	504	357	568	643	3.4	(19.0)
Tax-exempt	3	3	5	4	5	-	(40.0)
Interest on federal funds sold	-	1	-	1	2	(100.0)	(100.0)
Interest on deposits with other banks	56	57	53	40	50	(1.8)	12.0
Total interest income	9,455	9,807	10,182	10,755	10,607	(3.6)	(10.9)

INTEREST EXPENSE
Interest on deposits	1,127	1,230	1,348	1,748	2,122	(8.4)	(46.9)
Interest on short-term borrowings	5	7	6	6	8	(28.6)	(37.5)
Total interest expense	1,132	1,237	1,354	1,754	2,130	(8.5)	(46.9)

NET INTEREST INCOME	8,323	8,570	8,828	9,001	8,477	(2.9)	(1.8)
Provision for credit losses	975	474	22,460	2,700	2,150	105.7	(54.7)

NET INTEREST INCOME (LOSS) AFTER PROVISION FOR CREDIT LOSSES	7,348	8,096	(13,632)	6,301	6,327	(9.2)	16.1

NONINTEREST INCOME
Service charges on deposit accounts	558	599	600	600	572	(6.8)	(2.4)
Trust and investment fee income	431	429	401	393	390	0.5	10.5
Investment securities gains	-	-	-	913	-	-	-
Insurance agency commissions	3,077	2,477	2,724	2,633	2,813	24.2	9.4
Loss on termination of cash flow hedge	-	-	-	(1,306)	-	-	-
Other noninterest income	722	710	1,067	729	715	1.7	1.0
Total noninterest income	4,788	4,215	4,792	3,962	4,490	13.6	6.6

NONINTEREST EXPENSE
Salaries and wages	4,314	4,336	4,420	4,307	4,283	(0.5)	0.7
Employee benefits	1,182	983	971	1,006	1,134	20.2	4.2
Occupancy expense	627	569	566	612	597	10.2	5.0
Furniture and equipment expense	273	252	275	243	250	8.3	9.2
Data processing	760	773	718	706	703	(1.7)	8.1
Directors' fees	112	92	86	55	121	21.7	(7.4)
Amortization of intangible assets	74	74	74	74	74	-	-
Insurance agency commissions expense	512	470	409	458	461	8.9	11.1
FDIC insurance premium expense	458	613	467	367	366	(25.3)	25.1
Write-downs of other real estate owned	75	371	219	56	672	(79.8)	(88.8)
Other noninterest expenses	1,728	1,935	1,763	1,875	1,830	(10.7)	(5.6)
Total noninterest expense	10,115	10,468	9,968	9,759	10,491	(3.4)	(3.6)

Income (loss) before income taxes	2,021	1,843	(18,808)	504	326	9.7	519.9
Income tax expense (benefit)	763	668	(7,416)	143	104	14.2	633.7

NET INCOME (LOSS)	$1,258	$1,175	$(11,392)	$361	$222	7.1	466.7

Weighted average shares outstanding - basic	8,471	8,463	8,461	8,461	8,458	0.1	0.2
Weighted average shares outstanding - diluted	8,484	8,474	8,461	8,465	8,458	0.1	0.3

Basic net income (loss) per common share	$0.15	$0.14	$(1.35)	$0.04	$0.03	7.1	400.0
Diluted net income (loss) per common share	0.15	0.14	(1.35)	0.04	0.03	7.1	400.0
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter

(Dollars in thousands)

											Average balance
											1Q 14	1Q 14
											compared to	compared to
	1Q 14		4Q 13		3Q 13		2Q 13		1Q 13		4Q 13	1Q 13
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$707,708	5.10%	$718,070	5.07%	$772,008	5.03%	$785,442	5.19%	$783,757	5.14%	(1.4)%	(9.7)%
Loans held for sale	2,425	-	15,047	2.38	-	-	-	-	-	-	(83.9)	-
Investment securities
Taxable	155,123	1.36	144,699	1.38	123,499	1.15	140,614	1.62	146,176	1.78	7.2	6.1
Tax-exempt	433	4.25	482	4.39	521	5.27	579	4.81	580	4.85	(10.2)	(25.3)
Federal funds sold	1,708	0.05	2,692	0.06	1,618	0.07	2,992	0.10	8,184	0.11	(36.6)	(79.1)
Interest-bearing deposits	98,907	0.23	101,529	0.22	95,422	0.22	75,847	0.21	106,058	0.19	(2.6)	(6.7)
Total earning assets	966,304	3.98%	982,519	3.97%	993,068	4.08%	1,005,474	4.30%	1,044,755	4.13%	(1.7)	(7.5)
Cash and due from banks	22,708		20,900		22,088		22,510		24,966		8.7	(9.0)
Other assets	66,203		70,048		65,001		66,967		69,185		(5.5)	(4.3)
Allowance for credit losses	(10,647)		(13,152)		(15,238)		(17,099)		(16,596)		(19.0)	(35.8)
Total assets	$1,044,568		$1,060,315		$1,064,919		$1,077,852		$1,122,310		(1.5)	(6.9)

Interest-bearing liabilities
Demand deposits	$173,801	0.14%	$176,492	0.15%	$172,143	0.16%	$162,589	0.15%	$173,714	0.17%	(1.5)	0.1
Money market and savings deposits (1)	222,378	0.12	211,294	0.12	207,162	0.12	225,117	0.67	244,182	0.97	5.2	(8.9)
Certificates of deposit $100,000 or more	178,792	1.13	190,117	1.16	198,495	1.23	203,641	1.32	216,288	1.39	(6.0)	(17.3)
Other time deposits	186,960	1.08	188,645	1.14	192,878	1.24	197,644	1.30	201,171	1.47	(0.9)	(7.1)
Interest-bearing deposits	761,931	0.60	766,548	0.64	770,678	0.69	788,991	0.89	835,355	1.03	(0.6)	(8.8)
Short-term borrowings	9,345	0.22	10,505	0.23	10,695	0.23	10,752	0.24	11,987	0.27	(11.0)	(22.0)
Total interest-bearing liabilities	771,276	0.60%	777,053	0.63%	781,373	0.69%	799,743	0.88%	847,342	1.02%	(0.7)	(9.0)
Noninterest-bearing deposits	161,593		171,745		162,189		154,586		151,970		(5.9)	6.3
Accrued expenses and other liabilities	7,237		8,010		7,453		9,315		8,748		(9.7)	(17.3)
Stockholders' equity	104,462		103,507		113,904		114,208		114,250		0.9	(8.6)
Total liabilities and stockholders' equity	$1,044,568		$1,060,315		$1,064,919		$1,077,852		$1,122,310		(1.5)	(6.9)

Net interest spread		3.38%		3.34%		3.39%		3.42%		3.11%
Net interest margin		3.50%		3.47%		3.54%		3.60%		3.30%

(1)	Interest on money market and savings deposits for the second and first quarters of 2013 included an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $279 thousand for the second quarter of 2013 and $416 thousand for the first quarter of 2013. Interest expense for the other quarters presented did not reflect this adjustment because the interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures

(In thousands, except per share data)

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$1,258	$1,175	$(11,392)	$361	$222
Net income (loss) - annualized (A)	$5,102	$4,662	$(45,197)	$1,448	$900

Net income (loss), excluding net amortization of intangible assets	$1,303	$1,220	$(11,347)	$406	$267

Net income (loss), excluding net amortization of intangible assets - annualized (B)	$5,284	$4,840	$(45,018)	$1,628	$1,083

Average stockholders' equity (C)	$104,462	$103,507	$113,904	$114,208	$114,250
Less: Average goodwill and other intangible assets	(15,945)	(16,018)	(16,092)	(16,166)	(16,242)
Average tangible equity (D)	$88,517	$87,489	$97,812	$98,042	$98,008

Return on average equity (GAAP) (A)/(C)	4.88%	4.50%	(39.68)%	1.27%	0.79%
Return on average tangible equity (Non-GAAP) (B)/(D)	5.97%	5.53%	(46.03)%	1.66%	1.11%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$10,115	$10,468	$9,968	$9,759	$10,491
Less: Amortization of intangible assets	(74)	(74)	(74)	(74)	(74)
Other nonrecurring adjustments	-	-	-	49	-
Adjusted noninterest expense (F)	$10,041	$10,394	$9,894	$9,734	$10,417

Taxable-equivalent net interest income (G)	$8,347	$8,595	$8,852	$9,028	$8,504
Nonrecurring adjustment	-	-	-	(308)	-
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$8,347	$8,595	$8,852	$8,720	$8,504

Noninterest income (I)	$4,788	$4,215	$4,792	$3,962	$4,490
Less: Investment securities (gains)/losses	-	-	-	(913)	-
Other nonrecurring (gains)/losses	-	-	(297)	1,306	-
Adjusted noninterest income (J)	$4,788	$4,215	$4,495	$4,355	$4,490

Efficiency ratio (GAAP) (E)/(G)+(I)	77.01%	81.72%	73.06%	75.13%	80.74%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	76.44%	81.14%	74.13%	74.45%	80.17%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$104,632	$103,299	$102,001	$113,594	$114,348
Less: Goodwill and other intangible assets	(15,900)	(15,974)	(16,048)	(16,122)	(16,196)
Tangible equity (L)	$88,732	$87,325	$85,953	$97,472	$98,152

Shares outstanding (M)	8,471	8,471	8,461	8,461	8,461

Book value per common share (GAAP) (K)/(M)	$12.35	$12.19	$12.06	$13.43	$13.51
Tangible book value per common share (Non-GAAP) (L)/(M)	$10.47	$10.31	$10.16	$11.52	$11.60

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$104,632	$103,299	$102,001	$113,594	$114,348
Less: Goodwill and other intangible assets	(15,900)	(15,974)	(16,048)	(16,122)	(16,196)
Tangible equity (O)	$88,732	$87,325	$85,953	$97,472	$98,152

Assets (P)	$1,049,514	$1,054,124	$1,051,384	$1,054,277	$1,104,611
Less: Goodwill and other intangible assets	(15,900)	(15,974)	(16,048)	(16,122)	(16,196)
Tangible assets (Q)	$1,033,614	$1,038,150	$1,035,336	$1,038,155	$1,088,415

Period-end equity/assets (GAAP) (N)/(P)	9.97%	9.80%	9.70%	10.77%	10.35%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	8.58%	8.41%	8.30%	9.39%	9.02%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800

Page 12 of 12